UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  June 4, 2008

DITECH NETWORKS, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-26209	94-2935531
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

825 E. Middlefield Road

Mountain View, Ca. 94043

(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (650) 623-1300

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On June 4, 2008, the Compensation Committee of the Board of Directors of Ditech Networks, Inc., approved the Ditech Networks, Inc. 2009 Executive Bonus Plan. The 2009 Executive Bonus Plan provides for the payment of an annual cash bonus for each Ditech Networks officer, including the “named executive officers,” based on an individual targeted bonus amount.  The 2009 target bonus amounts for the “named executive officers,” as previously reported, are as follows:

Named Executive Officer	Title	Target Bonus Amount

Todd Simpson	Chief Executive Officer and President	$243,750
William Tamblyn	Executive Vice President and Chief Financial Officer	$159,840
Lowell Trangsrud	Executive Vice President and Chief Operating Officer	$159,840

Each executive’s bonus will be earned based on (a) Company performance as against the Company’s 2009 Operating Plan, (b) individual performance as against established individual goals, and (c) a discretionary portion.  Weighting of these components is as follows:

Weighting:

Revenue	40%
Operating Performance (1)	30%
Individual Goals	20%
Discretionary Bonus	10%
Total	100%

(1)	Operating Performance is GAAP operating profit/(loss) adjusted to reverse the FAS 123R non-cash expense charge for the period(s).

Revenue Component of Executive’s Bonus:

No pay out if actual revenue does not exceed at least 80% of target revenue as set forth in the Company’s 2009 Operating Plan.

For every percentage point actual revenue exceeds 80% of target revenue as set forth in the Company’s 2009 Operating Plan, the executive will earn 5% of the portion of target bonus allocated to the revenue component.

Operating Performance Component of Executive’s Bonus:

No pay out if actual Operating Performance is more than 30% unfavorable to the Company than target Operating Performance as set forth in the Company’s 2009 Operating Plan.

If actual Operating Performance is 30% more unfavorable to the Company than target Operating Performance as set forth in the Company’s 2009 Operating Plan, the executive will earn 40% of the portion of target bonus allocated to the Operating Performance component.

For every percentage point actual Operating Performance is more favorable to the Company than Operating Performance for the minimum amount for a bonus to be earned, the executive will earn (a) an additional 2% of the portion of target bonus allocated to the Operating Performance component, until actual Operating Performance equals target Operating Performance as set forth in the Company’s 2009 Operating Plan, and (b) an additional 3% of the portion of target bonus allocated to the Operating Performance component for actual Operating Performance being more favorable than target Operating Performance as set forth in the Company’s 2009 Operating Plan.

Individual Goals:

Yet to be determined.

Caps on Bonus:

1.             For the revenue component of the payment to pay out greater than 100% of target for the revenue component, the executive must have earned some bonus amount under the Operating Performance componant of the Company’s 2009 Operating Plan.

2.             The total payout for each executive will be capped at 200% of target bonus.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

DITECH NETWORKS, INC.

Dated: June 10, 2008	By:	/s/ William J. Tamblyn
William J. Tamblyn
Executive Vice President and Chief Financial Officer